UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 16, 2010

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointments

On June 16, 2010, the Board of Directors of Genzyme Corporation (the “Company”) increased the number of directors of the Company from ten to thirteen and appointed Steven Burakoff, M.D., Eric Ende, M.D. and Dennis M Fenton, Ph.D as directors.  The appointments were effective June 16, 2010 and each new director’s term will expire at the Company’s 2011 annual meeting of shareholders.

Each new director will participate in the standard non-employee director compensation arrangements described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 26, 2010 (“2010 proxy statement”).

Dr. Burakoff was appointed as a member of the Board’s Compensation Committee and Risk Oversight Committee.  Dr. Ende was appointed as a member of the Board’s Audit Committee and Risk Oversight Committee.  Dr. Fenton was appointed as a member of the Board’s Audit Committee and Risk Oversight Committee.

Dr. Fenton’s appointment to the Board fulfills the commitment made by the Company as part of its previously announced amended and restated agreement dated April 14, 2010 with Relational Investors LLC and its affiliates to nominate an independent director recommended by Relational Investors with substantial expertise and experience in biopharmaceutical manufacturing and operations.  Information about the terms of this agreement is incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 15, 2010.

The appointments of Drs. Burakoff and Ende were made pursuant to the previously announced agreement dated June 9, 2010 among the Company and Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P. and High River Limited Partnership (the “Icahn Group”) pursuant to which the Icahn Group withdrew their notice of intention to nominate certain individuals for election as directors at the Company’s 2010 annual meeting of shareholders.  Information about the terms of this agreement is incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2010.

The Company issued a press release announcing the appointments of Drs. Burakoff, Ende and Fenton on June 16, 2010.

Equity Plan Amendments

On June 16, 2010, the Company’s shareholders approved an amendment to each of the Company’s 2004 Equity Incentive Plan (the “2004 Plan”) and 2007 Director Equity Plan (the “Director Plan”).  The amendment to the 2004 Plan increases the number of shares of the Company’s common stock authorized for issuance under the plan by 2,750,000 shares (from 43,888,951 to 46,638,951 shares).  The 2004 Plan allows for the grant of incentive and nonstatutory stock options, restricted stock and restricted stock units (RSUs) to eligible employees or consultants of the Company.  The amendment increases the number of shares that can be granted as restricted stock or RSUs to 10,200,000 shares of the total number of shares authorized under the 2004 Plan.

The amendment to the Director Plan increases the number of shares of common stock available for issuance under the plan by 250,000 shares (from 1,462,491 to 1,712,491 shares).  The Director Plan allows for grants of stock options, restricted stock and RSUs to non-employee directors.  The amendment increases the number of shares that can be granted as restricted stock or RSUs to 125,000 shares of the total number of shares authorized under the Director Plan.

Descriptions of the terms and conditions of the 2004 Plan and the Director Plan are set forth in the Company’s 2010 proxy statement under the headings “Proposal to Amend Our 2004 Equity Incentive Plan” and “Proposal to Amend Our 2007 Director Equity Plan, respectively, and such descriptions are incorporated herein by reference.  Copies of the 2004 Plan and the Director Plan were filed as Appendix C and Appendix E, respectively, to the 2010 proxy statement.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2010, the Company’s shareholders approved an amendment to the Company’s Restated Articles of Organization to reduce from 90% to 40% the percentage of shares required for shareholders to call a special meeting of shareholders.  Subject to, and effective upon, shareholder approval of the amendment to the Company’s Restated Articles of Organization, the Company’s Board of Directors approved amendments to Sections 3, 4 and 5 of Article I of the Company’s bylaws.  Section 3 was amended to remove the provision requiring shareholders who hold at least 90% of the Company’s common stock to call a special meeting and to set forth procedures for calling special meetings of shareholders.   The amendments to Sections 4 and 5 consist of technical changes related to the amendment of Section 3.  The Company’s Restated Articles of Organization, as amended, are attached to this report as Exhibit 3.1.  The Company’s bylaws, as amended, are attached to this report as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 16, 2010, the Company held its 2010 annual meeting of shareholders. The final voting results for this meeting are as follows:

1.               The Company’s shareholders elected the ten nominees to the Company’s Board of Directors to serve for a one-year term expiring at the 2011 annual meeting of shareholders, with the votes cast as follows:.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Douglas A. Berthiaume	205,191,156	4,674,190	716,727
Robert J. Bertolini	205,921,611	3,943,735	716,727
Gail K. Boudreaux	205,618,217	4,247,129	716,727
Robert J. Carpenter	204,889,226	4,976,120	716,727
Charles L. Cooney	204,717,888	5,147,458	716,727
Victor J. Dzau	204,511,880	5,353,466	716,727
Senator Connie Mack III	204,908,295	4,957,051	716,727
Richard F. Syron	181,599,797	28,265,549	716,727
Henri A. Termeer	203,206,417	6,658,929	716,727
Ralph V. Whitworth	206,656,969	3,208,377	716,727

2.               The Company’s shareholders approved an amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 2,750,000 shares, with votes cast as follows:

Votes for:	130,992,246
Votes against:	76,369,967
Abstentions:	2,502,927
Broker non-votes:	716,933

3.               The Company’s shareholders approved an amendment to the 2009 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance under the plan by 1,500,000 shares, with votes cast as follows:

Votes for:	201,271,390
Votes against:	6,133,818
Abstentions:	2,459,988
Broker non-votes:	716,877

4.               The Company’s shareholders approved an amendment to the 2007 Director Equity Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, with votes cast as follows:

Votes for:	178,114,710
Votes against:	29,229,797
Abstentions:	2,520,688
Broker non-votes:	716,878

5.               The Company’s shareholders approved an amendment to the Company’s Restated Articles of Organization to reduce the percentage of shares required for shareholders to call a special meeting of shareholders from 90% to 40%, with votes cast as follows:

Votes for:	206,662,859
Votes against:	1,406,678
Abstentions:	2,512,536
Broker non-votes:	0

6.               The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2010, with votes cast as follows:

Votes for:	206,071,627
Votes against:	2,053,106
Abstentions:	2,457,340
Broker non-votes:	0

One June 9, 2010, the Company entered into an agreement with Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P., Icahn Partners Master Fund III L.P. and High River Limited Partnership (collectively, the “Icahn Group”) pursuant to which the Icahn Group withdrew their notice of intention to nominate certain individuals for election as directors at the Company’s 2010 annual meeting of shareholders.  Information about the terms of the agreement with the Icahn Group are incorporated herein by reference to the supplement to the Company’s definitive proxy statement filed with the SEC on June 9, 2010.  Under the terms of the settlement, the Icahn Group agreed to bear their own expenses related to the proxy contest and the settlement agreement.

Item 9.01   Financial Statements and Exhibits

(d)                  Exhibits

3.1                                 Restated Articles of Organization of Genzyme Corporation, as amended.

3.2                                 Bylaws of Genzyme Corporation, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated: June 22, 2010	By:	/s/ Peter Wirth
Peter Wirth
Executive Vice President, Legal and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Articles of Organization of Genzyme Corporation, as amended.

3.2	Bylaws of Genzyme Corporation, as amended.